Johnson Municipal Income Fund Wins
Lipper Performance Achievement Award

Congratulations to our Fixed Income Team for receiving the 2008 Lipper* Performance Achievement Award for the Johnson Municipal Income Fund, which was ranked as the number one Ohio Municipal Debt Fund (out of 41 funds) for the one year period ended December 31, 2008, based on average annual total return. This is the second consecutive year that we have earned this prestigious honor and the third time in the past eight years. This is a significant achievement and caps off a successful year for our fixed income portfolios. Johnson Investment Counsel is proud of the performance in the municipal bond fund for the past 1, 3, 5, and 10 year periods.

Past performance is no guarantee of future results. You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus contains this and other important information about the Fund. A printed copy of any prospectus may be obtained by downloading from our website at www.johnsoninv.com or by calling 800-541-0170. Please read it carefully before you invest or send money.

*Lipper Rankings are Copyright 2009 © Thomson Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. The Johnson Municipal Income Fund was ranked 1 out of 41 funds, 1 out of 31 funds, 2 out of 31 funds, and 3 out of 27 funds for the 1, 3, 5 and 10 year periods ended 12/31/2008, respectively.

Rankings represent the Municipal Income Fund’s percentile ranking within the Lipper Ohio Municipal Debt Fund peer group. Lipper fund data is for all time periods shown as of 12/31/2008. Rankings shown include management fees and are provided by Lipper Inc., a leading independent performance analysis service.

Lipper rankings reflect the Fund’s historical total return performance relative to peers as of 12/31/2008. The ratings are subject to change every month and are based on the average annual total returns over three, five, and ten year periods. Lipper rankings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

Expense waivers were in effect for the periods shown. Performance would have been lower if waivers did not apply. Lipper rankings may have been lower if waivers did not apply.